SECURITIES AND EXCHANGE COMMISSION
     Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the
     Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2003

NCO PORTFOLIO MANAGEMENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-32403	23-3005839

(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification Number)

1804 Washington Blvd., Department 200
Baltimore, Maryland 21230

(Address of principal executive offices, including zip code)

(443) 263-3020

(Registrant’s telephone number, including area code)

(Former name or former address if changed since last report)

ITEM 7. Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

Not Applicable

(b) Pro Forma Financial Information

Not Applicable

(c) Exhibits

The following exhibits are furnished with this Report on Form 8-K:

Number	Title

99.1	Press Release of NCO Portfolio Management, Inc. dated November 4, 2003.

ITEM 9. Regulation FD Disclosures and
ITEM 12. Results of Operations and Financial Condition

On November 4, 2003, NCO Portfolio Management, Inc. issued a press release commenting on the completion of its third quarter 2003 results. A copy of this press release appears as Exhibit 99.1 to this report and is herein incorporated by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NCO Portfolio Management, Inc.

Date: November 7, 2003

RICHARD J. PALMER

Richard J. Palmer
Senior Vice President, Finance and
Chief Financial Officer